                                                               Exhibit 10.33

May 2, 2007

AGSTAR FINANCIAL SERVICES PCA
ATTN RON MONSON
3555 9th STREET NW SUITE 400
ROCHESTER MN  55903

Re:      Loan Fees to Ag Star

Dear Mr. Monson:

This  letter  addresses  the fees that  SOUTHWEST  IOWA  RENEWABLE  ENERGY,  LLC
("SIRE") has agreed to pay to AGSTAR FINANCIAL SERVICES, PCA ("AgStar"), for the
$126,000,000.00  loan  transaction  that is  evidenced  by that  certain  Credit
Agreement  by  and  among  SIRE,   the  Banks  party  thereto  and  AgStar,   as
Administrative  Agent, dated May 2, 2007 (the "Credit  Agreement").  Capitalized terms used  herein and not  otherwise  defined  herein  shall have the  meanings assigned thereto in the Credit Agreement.

The following fees will be paid according to the dates below:

1.   SIRE agrees to pay to AgStar on the  Closing  Date an  underwriting  fee of
     $150,000.00, less any amount of this underwriting fee already paid by SIRE.

2.   SIRE agrees to pay to AgStar on the Closing Date a participation fee in the
     amount  of   $819,000.00   (which   equates  to  65  basis  points  on  the
     $126,000,000.00 loan transaction).

3.   SIRE agrees to pay to AgStar on or before the  Conversion  Date, as defined in the Loan  Agreement,  and on each  anniversary  of the  Conversion  Date through the fourth anniversary,  an annual facility fee of $20,000.00.  The facility  fee  shall in no event be less  than nor more  than a  cumulative amount of  $100,000.00.  SIRE  agrees that in the event that it prepays the loan in full,  or  refinances  the loan,  prior to the Maturity  Date,  the entire  facility fee of  $100,000.00  less a credit for any amounts paid by
     SIRE  for the  facility  fee  will  be  deemed  to be  earned  in full  and immediately due and payable.

By the signatures below, the parties  acknowledge that the afore stated fees are the true and correct fees to be paid by SIRE to AgStar at the stated dates.

Sincerely,

SOUTHWEST IOWA RENEWABLE                   ACKNOWLEDGED BY:
ENERGY, LLC
                                           AGSTAR FINANCIAL SERVICES, PCA

/s/ Mark Drake                             /s/ Ronnie Monson
-------------------------------------      -------------------------------------
By:  Mark Drake                            Ronnie Monson
Its:  General Manager                      Its:  Vice President